UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2014

AMERICAN MAGNA CORP.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53630	20-5859893
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
701 N. Green Valley Parkway, Suite 200
Henderson, NV
(Address of Principal Executive Offices)

89074
(Zip Code)

(702) 990 3382
(Registrant’s Telephone Number, Including Area Code)

____________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Compensatory Arrangements of Certain Officers.

 Effective May 6th, 2014, American Magna Corp. (the “Registrant”) entered into a Service Agreement with the Registrant’s Secretary & Director, Douglas McGibbon.  Mr. McGibbon will be compensated for his services with the Registrant.

For all the terms and conditions of the Service Agreement between American Magna Corp., and Douglas McGibbon reference is hereby made to such document annexed hereto as Exhibit 10.1. All statements made herein concerning the foregoing document are qualified by reference to said Exhibit.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit 10.1	Service Agreement between American Magna Corp. and Carl Nesbitt agreed and accepted on May 6th, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Magna Corp.
(Registrant)

By: /s/ Carl Nesbitt
Name: Carl Nesbitt Title: President, Chief Executive Officer, Chief Financial Officer, Treasurer and Director

Date:  May 9th, 2014